FILER:
         COMPANY DATA:
               COMPANY CONFORMED NAME:            PACIFIC PREMIER BANCORP, INC.
               CENTRAL INDEX KEY:                 0001028918
               STANDARD INDUSTRIAL CLASSIFICATION:SAVINGS INSTITUTION,
                                                  FEDERALLY CHARTERED
                  IRS NUMBER:                     33-0743196
                  STATE OF INCORPORATION          DE
                  FISCAL YEAR END:                1231

         FILING VALUES:
                  FORM TYPE:                      8-K
                  SEC ACT:                        1934 ACT
                  SEC FILE NUMBER:                0-22193

         BUSINESS ADDRESS:
                  STREET 1:                       1600 SUNFLOWER AVE, 2nd FLOOR
                  CITY:                           COSTA MESA
                  STATE:                          CA
                  ZIP:                            92626
                  BUSINESS PHONE:                 7144314000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 26, 2003

                          PACIFIC PREMIER BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     0-22193
                                    ---------
                              (Commission File No.)

               DELAWARE                                    33-0743196
         -----------------                             -----------------
(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)


             1600 Sunflower Ave, Second Floor, Costa Mesa, CA 92626
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 431-4000
                                ----------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                              ------------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

         On January 21, 2004, Pacific Premier Bancorp, Inc. issued a press release concerning the addition of two new directors to its Board and the resignation of three existing directors. A copy of the press release and supporting documents are furnished herewith as Exhibits 99.1 through 99.5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

           (a) Not applicable.

           (b) Not applicable.

           (c) The following exhibit is included with this Report:

     Exhibit 99.1      Press Release Dated January 21, 2004
     Exhibit 99.2      New Life Holdings Agreement and Mutual General Release
     Exhibit 99.3      Richard F. Marr Mutual General Release
     Exhibit 99.4      Ezri Namvar Mutual General Release
     Exhibit 99.5      Thomas Palmer Resignation


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PACIFIC PREMIER BANCORP, INC.



Dated:  January 23, 2004                    By:      /s/ STEVEN R. GARDNER
                                                     ---------------------
                                                     Steven R. Gardner
                                                     President/CEO/COO